SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES
                          OF EACH OF THE LISTED FUNDS:

                                -----------------



        Cash Reserve Fund, Inc.              DWS Communications Fund
           Prime Series
           Tax-Free Series                   DWS Equity Partners Fund
           Treasury Series
                                             DWS Value Builder Fund



The following information revises "The investment advisor" section in the funds' prospectuses:

Effective March 31, 2007, Investment Company Capital Corp. ("ICCC"), the above-noted funds' current investment advisor, will be merged into Deutsche Investment Management Americas Inc. ("DIMA"). Each fund's Board has approved a new investment management agreement between each fund and DIMA. The new investment management agreements are identical in substance to the current investment management agreement for each fund except for the named investment advisor. ICCC and DIMA are each indirect, wholly owned subsidiaries of Deutsche Bank AG.









               Please Retain This Supplement for Future Reference







                                                                    [Logo]DWS
January 31, 2007                                                      SCUDDER
st-ICCC                                                   Deutsche Bank Group